Exhibit 99.5

Spectra Energy Partners, LP

Pro Forma Condensed Combined Consolidated Financial Information

(Unaudited)

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions)

	As of September 30, 2013
	Spectra Energy Partners (a)	Contributed Entities (c)	Pro Forma Consolidation Adjustments (d)	First Closing Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners Subtotal
ASSETS
Current Assets
Cash and cash equivalents	$93	$—	$46	$400	(e)	$342
				2,003	(e)
				(2,200	)(e)
Receivables, net	59	113	36	—		208
Natural gas imbalances receivable	—	74	(3)	—		71
Inventory	—	31	4	—		35
Collateral assets	—	22	(22)	—		—
Fuel tracker	—	56	—	—		56
Other	21	22	2	—		45

Total current assets	173	318	63	203		757

Investments and Other Assets
Investment in and loans to unconsolidated affiliates	894	1,740	(1,128)	70	(f)	1,377
				(199	)(g)
Goodwill	940	2,088	201	—		3,229
Other	2,003	1	—	(2,003	)(e)	1

Total investments and other assets	3,837	3,829	(927)	(2,132)		4,607

Property, Plant and Equipment
Cost	2,854	9,796	1,793	—		14,443
Less accumulated depreciation and amortization	306	2,425	455	—		3,186

Net property, plant and equipment	2,548	7,371	1,338	—		11,257

Regulatory Assets and Deferred Debits	23	151	69	—		243

Total Assets	$6,581	$11,669	$543	$(1,929)		$16,864

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions)

	As of September 30, 2013
	Pro Forma Spectra Energy Partners Subtotal	Second and Third Closing Pro Forma Adjustments		Pro Forma Spectra Energy Partners
ASSETS
Current Assets
Cash and cash equivalents	$342	$—		$342
Receivables, net	208	—		208
Natural gas imbalances receivable	71	—		71
Inventory	35	—		35
Collateral assets	—	—		—
Fuel tracker	56	—		56
Other	45	—		45

Total current assets	757	—		757

Investments and Other Assets
Investments in and loans to unconsolidated affiliates	1,377	199	(k)	1,576
Goodwill	3,229	—		3,229
Other	1	—		1

Total investments and other assets	4,607	199		4,806

Property, Plant and Equipment
Cost	14,443	—		14,443
Less accumulated depreciation and amortization	3,186	—		3,186

Net property, plant and equipment	11,257	—		11,257

Regulatory Assets and Deferred Debits	243	—		243

Total Assets	$16,864	$199		$17,063

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions)

	As of September 30, 2013
	Spectra Energy Partners (a)	Contributed Entities (c)	Pro Forma Consolidation Adjustments (d)	First Closing Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners Subtotal
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$52	$106	$1	$—		$159
Notes payable - affiliates	16	17	(16)	—		17
Taxes accrued	19	26	6	—		51
Interest accrued	13	25	11	(4	)(i)	45
Gas imbalances payable	—	62	3	—		65
Current maturities of long-term debt	28	—	420	—		448
Commercial paper	545	—	—	—		545
Collateral liabilities	—	20	—	—		20
Fuel tracker	—	25	1	—		26
Other	23	28	1	—		52

Total current liabilities	696	309	427	(4)		1,428

Notes Payable - Affiliates	—	4,270	—	(4,270	)(i)	—

Long-term Debt	2,786	1,995	—	400	(e)	5,181

Deferred Credits and Other Liabilities
Deferred income taxes	45	88	3	(83	)(j)	53
Regulatory and other	7	103	—	—		110

Total deferred credits and other liabilities	52	191	3	(83)		163

Commitments and Contingencies
Historical Members’ Equity	—	4,904	113	(5,017	)(h)	—

Partners’ Capital
Limited partner units	2,137	—	728	7,284	(h)	9,769
				(185	)(h)
				(195	)(g)
General partner units	54	—	15	149	(h)	210
				(4	)(h)
				(4	)(g)
Accumulated other comprehensive income	4	—	—	—		4
Noncontrolling interests	852	—	(743)	—		109

Total Partners’ Capital	3,047	—	—	7,045		10,092

Total Liabilities and Equity	$6,581	$11,669	$543	$(1,929)		$16,864

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions)

	As of September 30, 2013
	Pro Forma Spectra Energy Partners Subtotal	Second and Third Closing Pro Forma Adjustments		Pro Forma Spectra Energy Partners
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$159	$—		$159
Notes payable - affiliates	17	—		17
Taxes accrued	51	—		51
Interest accrued	45	—		45
Gas imbalances payable	65	—		65
Current maturities of long-term debt	448	—		448
Commercial paper	545	—		545
Collateral liabilities	20	—		20
Fuel tracker	26	—		26
Other	52	—		52

Total current liabilities	1,428	—		1,428

Notes Payable - Affiliates	—	—		—

Long-term Debt	5,181	—		5,181

Deferred Credits and Other Liabilities
Deferred income taxes	53	—		53
Regulatory and other	110	—		110

Total deferred credits and other liabilities	163	—		163

Commitments and Contingencies
Historical Members’ Equity	—	—		—

Partners’ Capital
Limited partner units	9,769	195	(k)	9,964
General partner units	210	4	(k)	214
Accumulated other comprehensive income	4	—		4
Noncontrolling interests	109	—		109

Total Partners’ Capital	10,092	199		10,291

Total Liabilities and Equity	$16,864	$199		$17,063

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Nine Months Ended September 30, 2013
	Spectra Energy Partners (a)	Express Platte (b)	Contributed Entities (c)	Pro Forma Consolidation Adjustments (d)	First Closing Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners Subtotal
Operating Revenues
Transportation of natural gas	$159	$—	$798	$124	$—		$1,081
Transportation of crude oil	151	53	—	—	—		204
Storage of natural gas and other services	27	—	120	66	—		213
Other	—	5	5	(5)	—		5

Total operating revenues	337	58	923	185	—		1,503

Operating Expenses
Operating, maintenance and other	119	19	288	22	36	(n)	484
Depreciation and amortization	43	7	121	28	(2	)(l)	197
Property and other taxes	17	3	66	12	—		98

Total operating expenses	179	29	475	62	34		779

Operating Income	158	29	448	123	(34)		724

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	92	—	65	(84)	(8	)(g)	65
Other income and expenses, net	—	(15)	48	—	—		33

Total other income and expenses	92	(15)	113	(84)	(8)		98

Interest Income	—	—	—	—	—		—
Interest Expense	35	—	37	29	65	(m)	173
					4	(m)
					1	(m)
					2	(m)
Interest Expense - Affiliates	—	—	198	—	(198	)(i)	—

Earnings Before Income Taxes	215	14	326	10	84		649
Income Tax Expense	3	5	(3)	—	4	(j)	9

Net Income	212	9	329	10	80		640
Net Income - Noncontrolling Interests	34	—	—	(22)	—		12

Net Income - Controlling Interests	$178	$9	$329	$32	$80		$628

Weighted-average limited partner units outstanding - basic and diluted	109	n/a	n/a	n/a	168		277
Net income per limited partner unit - basic and diluted	$1.35	n/a	n/a	n/a	n/a		n/a

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per unit amounts)

	Nine Months Ended September 30, 2013
	Pro Forma Spectra Energy Partners Subtotal	Second and Third Closing Pro Forma Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$1,081	$—		$1,081
Transportation of crude oil	204	—		204
Storage of natural gas and other services	213	—		213
Other	5	—		5

Total operating revenue	1,503	—		1,503

Operating Expenses
Operating, maintenance and other	484	—		484
Depreciation and amortization	197	—		197
Property and other taxes	98	—		98

Total operating expenses	779	—		779

Operating Income	724	—		724

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	65	8	(k)	73
Other income and expenses, net	33	—		33

Total other income and expenses	98	8		106

Interest Income	—	—		—
Interest Expense	173	—		173
Interest Expense - Affiliates	—	—		—

Earnings Before Income Taxes	649	8		657
Income Tax Expense	9	—		9

Net Income	640	8		648
Net Income - Noncontrolling Interests	12	—		12

Net Income - Controlling Interests	$628	$8		$636

Weighted-average limited partner units outstanding - basic and diluted	277	4		281
Net income per limited partner unit - basic and diluted	n/a	n/a		$1.96

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Year Ended December 31, 2012
	Spectra Energy Partners (a)	Express US (b)	Express Canada (b)	Contributed Entities (c)	Pro Forma Consolidation Adjustments (d)	First Closing and Other Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners Subtotal
Operating Revenues
Transportation of natural gas	$218	$—	$—	$1,086	$161	$—		$1,465
Transportation of crude oil	—	198	50	—	—	—		248
Storage of natural gas and other services	18	—	—	164	106	—		288
Other	1	14	6	7	(6)	—		22

Total operating revenues	237	212	56	1,257	261	—		2,023

Operating Expenses
Operating, maintenance and other	69	88	25	430	22	51	(n)	685
Depreciation and amortization	37	25	9	157	37	(7	)(l)	258
Property and other taxes	13	12	2	79	14	—		120

Total operating expenses	119	125	36	666	73	44		1,063

Gains on Sales of Other Assets and Other, net	—	—	—	1	—	—		1
Operating Income	118	87	20	592	188	(44)		961

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	108	—	—	102	(110)	(13	)(g)	87
Other income and expenses, net	—	(5)	(3)	27	—	—		19

Total other income and expenses	108	(5)	(3)	129	(110)	(13)		106

Interest Income	—	—	—	1	—	—		1
Interest Expense	31	—	—	76	40	88	(m)	244
						5	(m)
						3	(m)
						1	(m)
Interest Expense - Affiliates	—	—	—	260	—	(260	)(i)	—

Earnings Before Income Taxes	195	82	17	386	38	106		824
Income Tax Expense	1	31	—	7	1	(38	)(j)	2

Net Income	194	51	17	379	37	144		822
Net Income - Noncontrolling Interests	—	—	—	—	15	—		15

Net Income - Controlling Interests	$194	$51	$17	$379	$22	$144		$807

Weighted-average limited partner units outstanding - basic and diluted	97	n/a	n/a	n/a	n/a	175		272
Net income per limited partner unit - basic and diluted	$1.69	n/a	n/a	n/a	n/a	n/a		n/a

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Year Ended December 31, 2012
	Pro Forma Spectra Energy Partners Subtotal	Second and Third Closing Pro Forma Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$1,465	$—		$1,465
Transportation of crude oil	248	—		248
Storage of natural gas and other services	288	—		288
Other	22	—		22

Total operating revenues	2,023			2,023

Operating Expenses
Operating, maintenance and other	685	—		685
Depreciation and amortization	258	—		258
Property and other taxes	120	—		120

Total operating expenses	1,063			1,063

Gains on Sales of Other Assets and Other, net	1	—		1
Operating Income	961	—		961

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	87	13	(k)	100
Other income and expenses, net	19	—		19

Total other income and expenses	106	13		119

Interest Income	1	—		1
Interest Expense	244	—		244
Interest Expense - Affiliates	—	—		—

Earnings Before Income Taxes	824	13		837
Income Tax Expense	2	—		2

Net Income	822	13		835
Net Income - Noncontrolling Interests	15	—		15

Net Income - Controlling Interests	$807	$13		$820

Weighted-average limited partner units outstanding - basic and diluted	272	4		276
Net income per limited partner unit - basic and diluted	n/a	n/a		$2.66

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Year Ended December 31, 2011
	Spectra Energy Partners (a)	Contributed Entities (c)	Pro Forma Consolidation Adjustments (d)	First Closing Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners Subtotal
Operating Revenues
Transportation of natural gas	$182	$1,067	$—	$—		$1,249
Storage of natural gas and other services	18	195	115	—		328
Other	5	7	(6)	—		6

Total operating revenue	205	1,269	109	—		1,583

Operating Expenses
Operating, maintenance and other	72	451	7	48	(n)	578
Depreciation and amortization	33	152	11	—		196
Property and other taxes	12	73	6	—		91

Total operating expenses	117	676	24	48		865

Gains on Sales of Other Assets and Other, net	—	6	—	—		6

Operating Income	88	599	85	(48)		724

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	107	98	(84)	(10	)(g)	111
Other income and expenses, net	2	25	—	—		27

Total other income and expenses	109	123	(84)	(10)		138

Interest Income	1	—	—	—		1
Interest Expense	23	81	—	88	(m)	201
				5	(m)
				4	(m)
Interest Expense - Affiliates	2	261	—	(261	)(i)	2

Earnings Before Income Taxes	173	380	1	106		660
Income Tax Expense	1	7	—	(6	)(j)	2

Net Income	$172	$373	$1	$112		$658

Weighted-average limited partner units outstanding - basic and diluted	93	n/a	n/a	168		261
Net income per limited partner unit - basic and diluted	$1.63	n/a	n/a	n/a		n/a

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per unit amounts)

	Year Ended December 31, 2011
	Pro Forma Spectra Energy Partners Subtotal	Second and Third Closing Pro Forma Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$1,249	$—		$1,249
Storage of natural gas and other services	328	—		328
Other operating revenues	6	—		6

Total operating revenue	1,583	—		1,583

Operating Expenses
Operating, maintenance and other	578	—		578
Depreciation and amortization	196	—		196
Property and other taxes	91	—		91

Total operating expenses	865	—		865

Gains on Sales of Other Assets and Other, net	6	—		6

Operating Income	724	—		724

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	111	10	(k)	121
Other income and expenses, net	27	—		27

Total other income and expenses	138	10		148

Interest Income	1	—		1
Interest Expense	201	—		201
Interest Expense - Affiliates	2	—		2

Earnings Before Income Taxes	660	10		670
Income Tax Expense	2	—		2

Net Income	$658	$10		$668

Weighted-average limited partner units outstanding - basic and diluted	261	4		265
Net income per limited partner unit - basic and diluted	n/a	n/a		$2.29

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per unit amounts)

	Year Ended December 31, 2010
	Spectra Energy Partners (a)	Contributed Entities (c)	Pro Forma Consolidation Adjustments (d)	First Closing Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners Subtotal
Operating Revenues
Transportation of natural gas	$169	$1,019	$—	$—		$1,188
Storage of natural gas and other services	18	186	105	—		309
Other operating revenues	11	6	1	—		18

Total operating revenue	198	1,211	106	—		1,515

Operating Expenses
Operating, maintenance and other	73	445	7	48	(n)	573
Depreciation and amortization	29	141	15	—		185
Property and other taxes	8	75	4	—		87

Total operating expenses	110	661	26	48		845

Gains on Sales of Other Assets and Other, net	—	10	—	—		10

Operating Income	88	560	80	(48)		680

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	75	121	(78)	(10	)(g)	108
Other income and expenses, net	1	19	1	—		21

Total other income and expenses	76	140	(77)	(10)		129

Interest Income	—	—	—	—		—
Interest Expense	12	94	—	88	(m)	203
				5	(m)
				4	(m)
Interest Expense - Affiliates	4	258	—	(258	)(i)	4

Earnings Before Income Taxes	148	348	3	103		602
Income Tax Expense	—	6	—	(6	)(j)	—

Net Income	$148	$342	$3	$109		$602

Weighted-average limited partner units outstanding - basic and diluted	81	n/a	n/a	168		249
Net income per limited partner unit - basic and diluted	$1.70	n/a	n/a	n/a		n/a

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per unit amounts)

	Year Ended December 31, 2010
	Pro Forma Spectra Energy Partners Subtotal	Second and Third Closing Pro Forma Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$1,188	$—		$1,188
Storage of natural gas and other services	309	—		309
Other operating revenues	18	—		18

Total operating revenue	1,515	—		1,515

Operating Expenses
Operating, maintenance and other	573	—		573
Depreciation and amortization	185	—		185
Property and other taxes	87	—		87

Total operating expenses	845	—		845

Gains on Sales of Other Assets and Other, net	10	—		10

Operating Income	680	—		680

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	108	10	(k)	118
Other income and expenses, net	21	—		21

Total other income and expenses	129	10		139

Interest Income	—	—		—
Interest Expense	203	—		203
Interest Expense - Affiliates	4	—		4

Earnings Before Income Taxes	602	10		612
Income Tax Expense	—	—		—

Net Income	$602	$10		$612

Weighted-average limited partner units outstanding - basic and diluted	249	4		253
Net income per limited partner unit - basic and diluted	n/a	n/a		$2.28

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

(1)	Basis of Presentation

The terms “we,” “our,” “us” and “the Partnership” as used herein refer collectively to Spectra Energy Partners, LP and its subsidiaries unless the context suggests otherwise. These terms are used for convenience only and are not intended as a precise description of any separate legal entity within the Partnership.

On August 2, 2013, the Partnership completed the closing of the acquisition of a 40% ownership interest in the U.S. portion of the Express-Platte Pipeline System (Express US), and a 100% ownership interest in the Canadian portion of the Express-Platte Pipeline System (Express Canada), from subsidiaries of Spectra Energy Corp (SE Corp).

On August 5, 2013, the Partnership entered into a Contribution Agreement (the Contribution Agreement) with SE Corp, pursuant to which SE Corp agreed to contribute to the Partnership substantially all of its interests in SE Corp’s subsidiaries that own U.S. transmission and storage and liquids assets (as more fully defined in Note 1 to the unaudited condensed combined financial statements of the Contributed Entities filed as Exhibit 99.4 to this Current Report on Form 8-K/A), including the remaining 60% ownership interest in Express US, and to assign to the Partnership its interests in certain related contracts (collectively, the Dropdown Transactions). On October 31, 2013, the Partnership entered into the First Amendment to Contribution Agreement (the Amendment) and on November 1, 2013 completed the closing of substantially all of the Dropdown Transactions (the First Closing), which consisted of all contributed entities contemplated in the Dropdown Transactions as described below, excluding a 25.05% ownership interest in Southeast Supply Header, LLC (SESH) and a 1% ownership interest in Steckman Ridge, LP (Steckman Ridge). The first of the remaining two closings of the Dropdown Transactions is expected to occur at least 12 months following the First Closing, (the Second Closing), consisting of a 24.95% ownership interest in SESH and the remaining 1% ownership interest in Steckman Ridge, with the final closing expected to occur at least 12 months thereafter (the Third Closing), consisting of the remaining 0.10% ownership interest in SESH.

Following the Third Closing, aggregate consideration for the Dropdown Transactions would consist of an aggregate of 175,510,204 of the Partnership’s common units and general partner units (collectively, the Total Unit Consideration) issued to certain subsidiaries of SE Corp and to Spectra Energy Partners (DE) GP, LP, the general partner of the Partnership (the General Partner), respectively. Aggregate consideration for the Dropdown Transactions also consists of (i) approximately $70 million in cash representing a loan from the Partnership to one of the contributed assets, the proceeds of which were used to repay intercompany indebtedness to a subsidiary of SE Corp, (ii) approximately $2.2 billion in cash paid to the General Partner and another subsidiary of SE Corp, after taking into account customary closing adjustments, and (iii) the assumption (indirectly by acquisition of the contributed assets) of approximately $2.4 billion of third-party indebtedness of the contributed assets. The Total Unit Consideration was allocated between common units and general partner units in order to maintain the General Partner’s 2% general partner interest in the Partnership. The receipt of the common units and general partner units increased SE Corp’s ownership in the Partnership from 58% to approximately 84%.

The cash portion of the aggregate consideration was paid with restricted funds on hand and a portion of a $400 million borrowing under the Partnership’s term loan facility. The remaining funds borrowed under the term loan facility were held as cash and cash equivalents.

The contributed assets provide transportation and storage of natural gas, crude oil, and natural gas liquids for customers in various regions of the U.S. and in Alberta, Canada. The contributed assets included in the Dropdown Transactions consist of:

•	a 100% ownership interest in Texas Eastern Transmission, LP (Texas Eastern)
•	a 100% ownership interest in Algonquin Gas Transmission, LLC
•	the remaining 60% ownership interest in Express US
•	the remaining 38.77% ownership interest in Maritimes & Northeast Pipeline, L.L.C. (M&N US)
•	a 33.3% ownership interest in DCP Sand Hills Pipeline, LLC
•	a 33.3% ownership interest in DCP Southern Hills Pipeline, LLC
•	an additional 1% ownership interest in Gulfstream Natural Gas System, LLC
•	a 50% ownership interest in SESH
•	a 100% ownership interest in Bobcat Gas Storage
•	the remaining 50% of Market Hub Partners Holding (Market Hub)
•	a 50% ownership interest in Steckman Ridge
•	Texas Eastern’s and Express-Platte’s storage facilities

The unaudited pro forma condensed combined consolidated financial statements (the financial statements) have been derived from the audited and unaudited historical financial statements of the Partnership included in its 2012 Annual Report on Form 10-K and in its Quarterly Report on Form 10-Q for the period ended September 30, 2013. The financial statements should be read in conjunction with all such historical audited and unaudited financial statements and related notes.

The Partnership’s pro forma Condensed Combined Consolidated Statement of Operations for the nine months ended September 30, 2013 excludes a $309 million benefit related to the elimination of accumulated deferred income tax liabilities of Express US that is presented on the accompanying Express US Condensed Consolidated Statement of Operations for the same period, and also excludes an $83 million benefit related to the elimination of accumulated deferred income tax liabilities of Contributed Entities for the same period. These benefits were excluded as they represent material non-recurring benefits related to the Dropdown Transactions. These benefits, however, will be reflected in the actual financial statements of the Partnership for the year ended December 31, 2013 when issued.

The financial statements reflect pro forma adjustments that are described in the accompanying notes and are based upon currently available information and certain estimates and assumptions we believe are factually supportable and directly attributable to the transactions described above, and for purposes of the unaudited pro forma condensed combined consolidated statements of operations, are expected to have a continuing impact. In our opinion, all adjustments that are necessary to fairly present the financial statements have been made. The financial statements do not purport to represent what the Partnership’s results of operations would have been if the Dropdown Transactions had occurred on January 1, 2010, or what the Partnership’s financial position would have been if the Dropdown Transactions and the associated sources and uses of funds had occurred on September 30, 2013. The financial statements are not necessarily indicative of the Partnership’s operations going forward. The actual effects of Dropdown Transactions will differ from the pro forma adjustments.

(2)	Unaudited Pro Forma Adjustments and Assumptions

a)	Amounts were derived from the historical audited or unaudited financial statements of the Partnership.

b)	Amounts were derived from the historical audited or unaudited financial statements of Express US and/or Express Canada.

c)	Amounts were derived from the historical audited or unaudited financial statements of the Contributed Entities.

d)	Reflects the assets, liabilities, revenues, and expenses of Market Hub and M&N US obtained by the Partnership as a result of the First Closing. Historically, the Partnership accounted for Market Hub as an equity method investment, however, following the First Closing, the Partnership will consolidate 100% of Market Hub. On October 31, 2012, the Partnership acquired a 38.76% ownership interest in M&N US, while the remaining 38.77% was held at SE Corp. Following the First Closing, the Partnership will consolidate M&N US, and account for the remaining 22.47% as noncontrolling interests. On August 2, 2013, the Partnership acquired a 40% ownership interest in Express US (which is accounted for as a variable interest entity and thereby consolidated), while the remaining 60% was held at SE Corp and reflected as noncontrolling interest on the Partnership’s financial statements. Following the First Closing, the Partnership will have a 100% ownership interest in Express US.

e)	Reflects the following transactions:

i.	Proceeds of $400 million from borrowings under the Partnership’s term loan agreement on November 1, 2013, net of discounts and issuance costs which will be amortized to interest expense over the term of the loan. Note that only $197 million of the proceeds will be paid to SE Corp as consideration for the Contributed Entities, with the remaining proceeds held as cash and cash equivalents.

ii.	Payment of $2,200 million in cash used as partial consideration paid to SE Corp to fund the First Closing.

iii.	The reclassification of $2,003 million from restricted cash to cash and cash equivalents used to fund the contribution.

f)	Reflects the adjustment to record the $70 million note receivable from Steckman Ridge payable to the Partnership associated with the First Closing.

g)	Reflects the adjustment to remove a 25.05% ownership interest in SESH and a 1% ownership interest in Steckman Ridge from the Contributed Entities as the Contributed Entities financial statements reflect a 50% ownership interest in each entity. The First Closing consisted of a 24.95% ownership interest in SESH being contributed. The remaining 25.05% ownership interest in SESH will be contributed as part of the probable Second Closing and Third Closing. The remaining 1% ownership interest in Steckman Ridge will be contributed as part of the probable Second Closing. Consideration to be paid for the Second and Third Closings will be in limited and general partner units.

h)	Reflects the consideration to be paid to SE Corp to acquire the Contributed Entities and the remaining 60% ownership interest in Express US. The aggregate consideration is as follows (in millions):

Cash consideration (1)	$2,200
Debt assumed (2)	2,519
Limited partner and general partner units issued (3)	7,433

Total consideration	12,152

Settlement of affiliate debt, including accrued interest of $4 million, with equity	(4,274)
Debt assumed (2)	(2,519)
Steckman Ridge receivable	(70)
Settlement of deferred income taxes to equity	(83)
Historical equity	(5,017)

Net assets acquired	(11,963)

Net adjustments to Partners’ Capital	$189

Adjustment for distribution of assets under common control:
Limited Partner	$185
General Partner	4

$189

(1)

Cash consideration consists of the following: a) Proceeds from a debt issuance on September 25, 2013 of $1,883 million, net of issuance costs, b) Proceeds from borrowings under a term loan agreement on November 1, 2013 of $197 million, net of discounts and issuance costs, and c) Use of restricted cash, classified as Other Investments, held by the Partnership of $120 million.

(2)	The debt assumed consists of the following: Express US ($99 million (60% of $165 million)), M&N US ($420 million — classified as current maturities), and Contributed Entities ($2,000 million).
(3)

The Partnership issued an aggregate 168 million limited partner units and 3.4 million general partner units with a value of $7,284 million and $149 million, respectively, calculated based on the number of units issued to SE Corp and to the Partnership’s general partner and the closing price of the Partnership’s common units on November 1, 2013.

i)	Reflects the adjustment to extinguish intercompany debt and intercompany interest expense between the Contributed Entities and SE Corp as part of the Contribution Agreement.

j)	Reflects the elimination of deferred income tax liability and federal income tax expense (benefit) for Express US and the Contributed Entities as the Partnership is not a taxable entity for federal income tax purposes.

k)	Reflects the adjustment to include the aggregate 25.05% ownership interest in SESH which will be contributed to the Partnership in the Second Closing and Third Closing. Consideration to be paid for the Second Closing and Third Closing will be in limited and general partner units.

l)	Reflects the adjustment to depreciation expense associated with the Express Canada and Express US assets during the periods prior to their acquisition by SE Corp in which these assets were not under common control.

m)	Reflects the net pro forma adjustment to interest expense related to (i) the Partnership’s issuance of $1,900 million aggregate principal amount of senior unsecured notes on September 25, 2013, consisting of: a) $500 million, maturing in 5 years, with an interest rate of 2.95%; b) $1,000 million, maturing in 10.5 years, with an interest rate of 4.75%; and c) $400 million, maturing in 30 years, with an interest rate of 5.95%, (ii) the Partnership’s $400 million term loan borrowing on November 1, 2013, maturing in 5 years, with an interest rate of 1.316%, of which $197 million was used as consideration paid to SE Corp for the Dropdown Transactions, (iii) the commitment fees on the Partnership’s $2,000 million revolving credit facility at an interest rate of 0.2%, and (iv) the increase in the Partnership’s commercial paper liabilities used to acquire the 40% ownership interest in Express US on August 2, 2013, with an interest rate of 0.6%.

n)	Reflects the adjustment to record the annual service charge allocated to the Partnership from SE Corp based on the amended and restated Omnibus Agreement with SE Corp of $36 million related to the Contributed Entities for the nine months ended September 30, 2013, $51 million ($3 million related to Express US and Express Canada and $48 million related to the Contributed Entities) for the year ended December 31, 2012, and $48 million for each of the years ended December 31, 2011 and December 31, 2010.

(3)	Pro forma Net Income per Unit

Basic pro forma net income per unit is determined by dividing the pro forma net income that would have been allocated, in accordance with the Partnership’s partnership agreement, to the limited partner unit holders, by the number of limited partner units expected to be outstanding at the completion of the Dropdown Transactions. For purposes of this calculation, the Partnership assumed that pro forma distributions would have been paid on all outstanding units based on the historically declared per unit amount for each period presented. All limited partner units issued as partial consideration for the Dropdown Transactions were assumed to have been outstanding since January 1, 2010. All limited partner units issued for the consummated acquisition and contribution of 100% of Express Canada and 40% of Express US are treated as if they had been issued on January 1, 2012. For purposes of this calculation, the Partnership assumed that basic and diluted pro forma net income per unit are equivalent as there are not expected to be any dilutive units at the date of closing of the contribution of Express Canada and Express US or the Contributed Entities.

	Nine Months Ended September 30, 2013
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$178	$636
Less:
General partner’s interest in net income - 2%	4	13
General partner’s interest in net income attributable to incentive distribution rights	28	72

Limited partner’s interest in net income	$146	$551

Weighted-average limited partner units outstanding - basic and diluted	109	281
Net income per limited partner unit - basic and diluted	$1.35	$1.96

	Year Ended December 31, 2012
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$194	$820
Less:
General partner’s interest in net income - 2%	4	16
General partner’s interest in net income attributable to incentive distribution rights	25	71

Limited partner’s interest in net income	$165	$733

Weighted-average limited partner units outstanding - basic and diluted	97	276
Net income per limited partner unit - basic and diluted	$1.69	$2.66

	Year Ended December 31, 2011
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$172	$668
Less:
General partner’s interest in net income - 2%	3	13
General partner’s interest in net income attributable to incentive distribution rights	17	48

Limited partner’s interest in net income	$152	$607

Weighted-average limited partner units outstanding - basic and diluted	93	265
Net income per limited partner unit - basic and diluted	$1.63	$2.29

	Year Ended December 31, 2010
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$148	$612
Less:
General partner’s interest in net income - 2%	3	12
General partner’s interest in net income attributable to incentive distribution rights	8	24

Limited partner’s interest in net income	$137	$576

Weighted-average limited partner units outstanding - basic and diluted	81	253
Net income per limited partner unit - basic and diluted	$1.70	$2.28